UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 13, 2006

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

   Delaware                        000-50052                     06-1393745
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(State or Other                 (Commission File                (IRS Employer
Jurisdiction of                     Number)                  Identification No.)
 Incorporation)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                     60015
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (847) 597-8800
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02       Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(c) On November 13, 2006, Cosi, Inc. (the "Company") appointed Christopher Ames to the newly created position of Chief Operating Officer, effective December 4, 2006. Mr. Ames will have direct oversight responsibility for company and franchise operations.

      Since 2005, Mr. Ames, 43 years old, served as Executive Vice President of Operations for The Patina Group, a multi-concept restaurant group including full-service, off-premises, and creative alternative dining solutions ranging from the Walt Disney Concert Hall to The Hollywood Bowl. For 14 years prior to that, Mr. Ames served in senior executive roles, including Vice President of Operations, at California Pizza Kitchen.

      The Company entered into an oral at-will employment agreement with Mr. Ames on November 7, 2006, pursuant to which Mr. Ames will be paid an annual base salary of $260,000 and on January 3, 2007 will receive an initial grant of 100,000 shares of the Company's common stock pursuant to the Cosi, Inc. 2005 Omnibus Long-Term Incentive Plan, 20% of which will vest on the date of the award, and 20% of which will vest annually on the anniversary of the award date in each of 2008, 2009, 20010, and 2011, provided that he is continuously employed by the Company from and after the award date and through each such anniversary date. He will also be eligible to receive (i) an annual performance bonus of up to 50% of his annual base salary based on the attainment of mutually agreed upon performance levels, and (ii) restricted stock pursuant to the Cosi, Inc. 2005 Omnibus Long-Term Incentive Plan. Mr. Ames will be entitled to health benefits and life and long-term disability insurance in amounts standard for all of the Company's employees. In addition, Mr. Ames may participate in the Company's 401(k) retirement plan and the Company will match his contributions at 25% up to 4% of his base salary. Mr. Ames' employment may be terminated by either party at any time for any reason.

      A copy of the Company's press release announcing Mr. Ames' appointment is attached hereto as Exhibit 99.1.

Item 9.01 (d).    Exhibits.

        99.1    Press Release of Cosi, Inc., dated November 13, 2006.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cosi, Inc.
Date: November 15, 2006
                                        /s/ William E. Koziel
                                        ----------------------------------------
                                        Name: William E. Koziel
                                        Title: Chief Financial Officer

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                                  EXHIBIT INDEX

                                                                  Paper (P) or
Exhibit No.                 Description                          Electronic (E)
-----------                 -----------                          --------------

    99.1         Press Release of Cosi, Inc., dated                   E
                 November 13, 2006.